SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    April 23, 2003

            PRACTICEWORKS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-16079	52-2259090
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1765 The Exchange Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:                (770) 850-5006

                                    NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 7.            Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

99.1	Press release dated April 23, 2003 issued by PracticeWorks, Inc.
99.2	Transcript of Financial Release Conference Call for the quarter ended March 31, 2003.
99.3	Slide Presentation to accompany Financial Release Conference Call for the quarter ended March 31, 2003.

Item 9.            Regulation FD Disclosure (Information is being provided under Item 12).

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K.

The information in this Current Report, including the attached Exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 23, 2003, PracticeWorks, Inc. issued a press release announcing financial results for the quarter ended March 31, 2003, a copy of which is attached as Exhibit 99.1.  In addition, on April 24, 2003, PracticeWorks, Inc. held a conference call with respect to its financial results for the quarter ended March 31, 2003, a copy of the transcript of which is attached as Exhibit 99.2.  A copy of the slide presentation that accompanied the conference call is attached hereto as Exhibit 99.3.  The conference call audio and accompanying slide presentation were made publically available over the internet by webcast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2003	/s/ James K. Price James K. Price Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

99.1            Press release dated April 23, 2003 issued by PracticeWorks, Inc.
99.2            Transcript of Financial Release Conference Call for the quarter ended March 31, 2003.
99.3            Slide Presentation to accompany Financial Release Conference Call for the quarter ended March 31, 2003.